                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Ditech Communications Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                  94-2935531
----------------------------------------   -------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

825 East Middlefield Road,
Mountain View, CA                                      94043
----------------------------------------   -------------------------------------
(Address of principal executive offices)             (Zip Code)

Securities Act Registration Statement and Number to which the form relates:
333-75063

If this form relates to the registration   If this form relates to the
of a class of securities pursuant to       registration of a class of securities
Section 12(b) of the Exchange Act and is   pursuant to Section 12(g) of the
effective pursuant to General              Exchange Act and is effective
Instruction A.(c), please check the        pursuant to General Instruction
following box. / /                         A.(d), please check the following
                                           box. /X/


Securities to be registered pursuant to Section 12(b) of the Act:


         Title of Each Class to                Name of Each Exchange on Which
            be so Registered                   Each Class is to be Registered
           ------------------                 --------------------------------
                  None
    ---------------------------------          ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
--------------------------------------------------------------------------------
                                (Title of class)


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ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 59 of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-75817 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on March 25, 1999, as amended by Amendment No. 1 thereto filed April 7, 1999, Amendment No. 2 thereto filed May 12, 1999 and Amendment No. 3 thereto filed May 28, 1999, and is incorporated herein by reference.

ITEM 2.      EXHIBITS.


         Exhibit
         Number            Description
         -----------------------------
         3.1               Certificate of Incorporation of the Registrant.(1)

         3.2 Form of Certificate of Incorporation of the Registrant to be effective upon the closing of the offering.(1)

         3.3               Form of Bylaws of the Registrant.(1)

         4.2               Specimen Stock Certificate.(1)
         ------------------------------
         (1)     Filed as the like-numbered exhibit to the Registration
                 Statement and incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Ditech Communications Corporation
                                            ------------------------------------
                                            (Registrant)



Date:  May 28, 1999                         By: /s/  WILLIAM TAMBLYN
                                                --------------------------------
                                                     William Tamblyn
                                                     Chief Financial Officer